UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 19, 2009

Prospect Medical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32203	33-0564370
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Santa Monica Boulevard Suite 400 Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 943-4500

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Second Amended Report”) is filed by Prospect Medical Holdings, Inc., a Delaware corporation (the “Company”), as an amendment to its Current Report on Form 8-K (the “Original Report”) that the Company filed with the Securities and Exchange Commission (the “Commission”) on March 25, 2009 which was first amended by its Current Report on Form 8-K/A filed by the Company on April 3, 2009 (the “First Amended Report”).  The purpose of the First Amended Report was to file as exhibits certain letter agreements that pertain to the events described in the Original Report.  The purpose of this Second Amended Report is to re-file complete copies of some of those exhibits which previously omitted certain portions pursuant to an application for confidential treatment filed with the Commission in accordance with Rule 24b-2 under the Securities Exchange Act of 1934 (the “Application”).

This Second Amended Report is not intended to revise or update any of the information disclosed in the Original Report, except as expressly described herein.  This Second Amended Report continues to speak as of the date of the Original Report and is not intended to, nor does it, reflect events that have occurred since the filing of the Original Report.

Item 2.04.         Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As described in the Original Report, the Company, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain lenders (the “Lenders”) are parties to a First Lien Credit Agreement dated as of August 8, 2007, as amended, a Second Lien Credit Agreement dated as of August 8, 2007, as amended, and certain related agreements.

The Company filed as Exhibits 10.1 to 10.14 to the First Amended Report fourteen letter agreements that the Company entered into with the Administrative Agent and the Lenders.  Certain portions of Exhibits 10.5 to 10.14 were omitted pursuant to the Application.  On June 10, 2009, the Company notified the Commission that it was withdrawing the Application.  Therefore, the Company is now filing as exhibits to this Second Amended Report, complete copies (without omissions) of Exhibits 10.5 to 10.14.

Item 9.01.         Financial Statements and Exhibits

(d)                                    Exhibits

The following exhibits are filed with, or are incorporated by reference into, this Second Amended Report:

Exhibit No.	Description

10.1

Letter agreement dated April 10, 2008, pertaining to the Amended and Restated Forbearance Agreement dated April 10, 2008, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement.(1)

10.2

Letter agreement dated April 10, 2008, pertaining to the Amended and Restated Forbearance Agreement dated April 10, 2008, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement.(1)

10.3

Letter agreement dated May 15, 2008, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement.(1)

10.4

Letter agreement dated May 15, 2008, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement.(1)

10.5

Letter agreement dated December 31, 2008, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated December 31, 2008.(2)

10.6

Letter agreement dated December 31, 2008, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated December 31, 2008.(2)

10.7

Letter agreement dated January 30, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated January 30, 2009.(2)

10.8

Letter agreement dated January 30, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated January 30, 2009.(2)

10.9

Letter agreement dated February 27, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated February 27, 2009.(2)

10.10

Letter agreement dated February 27, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated February 27, 2009.(2)

10.11

Letter agreement dated March 6, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 6, 2009.(2)

10.12

Letter agreement dated March 6, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 6, 2009.(2)

10.13

Letter agreement dated March 12, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 12, 2009.(2)

10.14

Letter agreement dated March 12, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 12, 2009.(2)

(1)                      Previously filed as an exhibit to our Form 8-K/A current report on April 3, 2009, and incorporated herein by reference.

(2)                      Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

June 12, 2009	By:	/s/ Mike Heather
Name: Mike Heather
Title: Chief Financial Officer